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                                                                   Exhibit 10.5

    AMENDMENT NO. 4 TO TRANSFER AND ADMINISTRATION AGREEMENT

    AMENDMENT NO. 4 (this "Amendment"), dated as of April 1, 1997, TO TRANSFER AND ADMINISTRATION AGREEMENT dated as of April 1, 1996, as amended as of September 25, 1996, December 5, 1996 and February 1, 1997, by and among CSI FUNDING INC., a Delaware corporation, as transferor (hereinafter, together with its successors and assigns in such capacity, called the "Transferor"), COMPUCOM SYSTEMS, INC., a Delaware corporation, as collection agent (hereinafter, together with its successors and assigns in such capacity, called the "Collection Agent"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation (hereinafter, together with its successors and assigns, called the "Company") and NATIONSBANK, N.A., a national banking association, as agent for the benefit of the Company and the Bank Investors (hereinafter, together with its successors and assigns in such capacity, called the "Agent").

                             W I T N E S S E T H :

    WHEREAS, the Transferor, the Collection Agent, the Company and the Agent have entered into a Transfer and Administration Agreement, dated as of April 1, 1996 (such agreement, as amended to the date hereof, the "Agreement");

    WHEREAS, the parties hereto have entered into a certain letter agreement, dated March 25, 1997, a copy of which is attached hereto as Exhibit A, the terms of which the parties hereto desire to incorporate into this Amendment; and

    WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

    NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

    SECTION 1. Defined Terms. Unless otherwise defined herein, the terms used herein shall have the


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meanings assigned to such terms in, or incorporated by reference into, the
Agreement.

    SECTION 2. Amendments to Agreement. The Agreement is hereby amended, effective on the Effective Date, as follows:

    (a)  Section 2.13 shall be deleted in its entirety; and

    (b) Section 2(f) of Amendment No. 1, dated as of September 25, 1996, to the Agreement, shall be amended by deleting the words "Pursuant to the terms of
Section 5.1(j)" and by replacing them with the words "Pursuant to the terms of
Section 5.2(j)".

    (c) The definition of "Commitment Termination Date" in Section 1.1 shall be deleted in its entirety and replaced with the following definition, effective as of March 25, 1997:

         "Commitment Termination Date" means December 31, 1997, or such later date to which the Commitment Termination Date may be extended by the Transferor, the Agent and the Bank Investors.

    SECTION 3. Effectiveness. This Amendment shall become effective on April 1, 1997 (the "Effective Date").

    SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

    SECTION 5. Consents; Binding Effect. The execution and delivery by the Company, the Transferor, the Collection Agent and the Agent of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

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    SECTION 6.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

    SECTION 7.  Severability of Provisions.      Any provision of this
Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

    SECTION 8. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

    SECTION 9. Agreement to Remain in Full Force and Effect. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.


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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to Transfer and Administration Agreement to be executed as of the date and year first above written.

                                       ENTERPRISE FUNDING CORPORATION,
                                         as Company


                                       By: /s/ Stewart L. Cutler
                                          -------------------------------
                                           Name: Stewart L. Cutler
                                           Title: Vice President


                                       CSI FUNDING INC., as Transferor


                                       By: /s/ Patrick D. Lane
                                          -------------------------------
                                           Name: Patrick D. Lane
                                           Title: Vice President


                                       COMPUCOM SYSTEMS, INC.,
                                         as Collection Agent


                                       By: /s/ Daniel Celoni
                                           ------------------------------
                                           Name: Daniel Celoni
                                           Title: Treasurer


                                       NATIONSBANK, N.A., as Agent
                                         and as Bank Investor


                                       By: /s/ Stan Meihaus
                                          -------------------------------
                                           Name: Stan Meihaus
                                           Title: Vice President



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